Exhibit 10.1

PURCHASE AGREEMENT JOINDER

WHEREAS, Atlas Pipeline Escrow, LLC, a Delaware limited liability company (the “Escrow Issuer”), and the Initial Purchasers named therein (the “Purchasers”) heretofore executed and delivered a Purchase Agreement (“Purchase Agreement”), dated December 6, 2012, providing for the issuance and sale of the Notes (as defined therein); and

WHEREAS, pursuant to Section 18 of the Purchase Agreement, Atlas Pipeline Partners, L.P., a Delaware limited partnership (the “Partnership”) and Atlas Pipeline Finance Corporation, a Delaware corporation (“Finance Co”) agreed to issue the Notes in the event that the Acquisition (as defined in the Purchase Agreement) closed on the Closing Date;

WHEREAS, the Acquisition will close on the Closing Date; and

WHEREAS, each of the Partnership, Finance Co and each Guarantor (as defined in the Purchase Agreement) has agreed to join the Purchase Agreement.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

NOW, THEREFORE, each of the Partnership, Finance Co and each Guarantor hereby agrees for the benefit of the holders of the Offered Securities, as follows:

1. Representations and Warranties and Agreements of the Partnership, Finance Co and Guarantors. The Partnership, Finance Co and each Guarantor hereby represent and warrant to and agrees that it has all the requisite limited partnership, corporate or limited liability company, as the case may be, power and authority to execute, deliver and perform its obligations under this Joinder and the consummation of the transaction contemplated hereby. This Joinder Agreement has been duly authorized, executed and delivered and is a valid and legally binding agreement enforceable against the Partnership, Finance Co and each Guarantor in accordance with its terms.

2. Joinder. Without limiting the generality of the foregoing, the Partnership, Finance Co and each Guarantor agree that they will (i) be bound by all covenants, agreements, representations, warranties and acknowledgments applicable to such party as set forth and in accordance with the terms of the Purchase Agreement, as if the Partnership, Finance Co and each Guarantor was a party thereto and (ii) perform all obligations and duties required of an indemnifying party pursuant to the Purchase Agreement.

3. Counterparts. This Joinder Agreement may be signed in one or more counterparts (which may be delivered in original form or telecopier), each of which shall constitute an original when so executed and all of which together shall constitute one and the same agreement.

4. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

5. Release. On the Closing Date and upon execution of this Joinder Agreement by the Partnership, Finance Co and the Guarantors, the Escrow Issuer shall be released from its obligations under the Purchase Agreement.

6. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

7. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS JOINDER AND ASSUMPTION AGREEMENT, AND ANY CLAIM CONTROVERSY OR DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has executed this agreement this 20th day of December, 2012.

ATLAS PIPELINE PARTNERS, L.P.
By:	Atlas Pipeline Partners GP, LLC, its General Partner

By:	/s/ Robert W. Karlovich, III
	Name:	Robert W. Karlovich, III
	Title:	Chief Financial Officer & Chief Accounting Officer

ATLAS PIPELINE FINANCE CORPORATION

By:	/s/ Robert W. Karlovich, III
	Name:	Robert W. Karlovich, III
	Title:	Chief Financial Officer

ATLAS PIPELINE OPERATING PARTNERSHIP, L.P.
By:	Atlas Pipeline Partners GP, LLC, its General Partner

ATLAS PIPELINE MID-CONTINENT HOLDINGS, LLC
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

APL LAUREL MOUNTAIN, LLC
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

ATLAS PIPELINE TENNESSEE, LLC
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

ATLAS PIPELINE MID-CONTINENT LLC
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

APL BARNETT, LLC
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

SLIDER WESTOK GATHERING, LLC
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

ATLAS MIDKIFF, LLC
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

ATLAS CHANEY DELL, LLC
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

NOARK ENERGY SERVICES, L.L.C.
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

ATLAS PIPELINE NGL HOLDINGS, LLC
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

ATLAS PIPELINE NGL HOLDINGS II, LLC
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

VELMA INTRASTATE GAS TRANSMISSION COMPANY, LLC
By:	Atlas Pipeline Mid-Continent LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

VELMA GAS PROCESSING COMPANY, LLC
By:	Atlas Pipeline Mid-Continent LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

PECOS PIPELINE LLC
By:	APL Barnett, LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

APL ARKOMA HOLDINGS, LLC
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

TESUQUE PIPELINE, LLC
By:	APL Barnett, LLC, its sole member
By:	Atlas Pipeline Mid-Continent LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

By:	/s/ Robert W. Karlovich, III
	Name:	Robert W. Karlovich, III
	Title:	Chief Financial Officer & Chief Accounting Officer

APL ARKOMA MIDSTREAM, LLC
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

By:	/s/ Robert W. Karlovich, III
Name:
Title:

APL ARKOMA, INC.

By:	/s/ Robert W. Karlovich, III
	Name:	Robert W. Karlovich, III
	Title:	Chief Financial Officer

APL GAS TREATING LLC
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its General Partner

By:	/s/ Robert W. Karlovich, III
	Name:	Robert W. Karlovich, III
	Title:	Chief Financial Officer & Chief Accounting Officer